UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 18, 2015

TeleCommunication Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-30821	52-1526369
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

275 West Street, Annapolis, Maryland		21401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410/263-7616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2015, TeleCommunication Systems, Inc. (the "Company" or "TCS") disclosed in its Form 10-Q for the quarter ending September 30, 2015 that TCS had provided written notice of termination to Mr. Drew A. Morin, Senior Vice President and Chief Technology Officer of the Company on October 28, 2015. The purpose of this Current Report on Form 8-K is to provide a summary of the severance letter agreement between Mr. Morin and the Company (the "Letter Agreement"), which was executed on November 18, 2015.

Pursuant to the Letter Agreement, which was prepared consistent with the terms of Mr. Morin’s March 5, 2010 employment agreement with the Company, TCS will continue pay to Mr. Morin his current base salary of $359,068.78, less applicable deductions, through November 27, 2015 (the "Separation Date"), and Mr. Morin will provide transition assistance to the Company as requested. After the Separation Date, in consideration for his compliance with the terms of the Letter Agreement, the Company will pay to Mr. Morin (i) 12 months of his current base salary, less applicable deductions, in a lump sum and (ii) six months of his current base salary, less applicable deductions, as a salary continuation pursuant to the Company’s regular payroll processes, which shall be paid out in substantially equal installments beginning on the first payroll date that occurs after January 1, 2016. Mr. Morin will also be paid for any unused vacation. Pursuant to the Letter Agreement, Mr. Morin’s participation in the Company’s 401(k) Plan will end on the Separation Date, and he will be entitled to receive a distribution of his account balance in accordance with the terms of the plan. Mr. Morin’s rights to exercise his stock options and his rights concerning his stock units are as set forth in the applicable plan documents.

In addition, the Letter Agreement provides that Mr. Morin’s health insurance coverage will end on November 30, 2015. Mr. Morin will be entitled to continue, at his expense, his health insurance coverage until May 2017 pursuant to the Consolidated Omnibus Budget Reconciliation Act (COBRA). The Letter Agreement provides that all other Company sponsored benefits, including long- and short-term disability and life insurance, will end as of the Separation Date.

The full text of the Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No. Description

10.1 Severance Letter Agreement between TeleCommunication Systems, Inc. and Drew A. Morin, dated November 18, 2015

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCommunication Systems, Inc.

November 24, 2015	By:	/s/ Bruce A. White

Name: Bruce A. White
Title: Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Severance Letter Agreement between TeleCommunication Systems, Inc. and Drew A. Morin, dated November 18, 2015